UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 5, 2020

Date of Report (Date of earliest event reported)

PEAPACK-GLADSTONE FINANCIAL CORPORATION

(Exact name of Registrant as Specified in its Charter)

New Jersey

(State or Other Jurisdiction of Incorporation)

001-16197	22-3537895
(Commission File Number)	(IRS Employer Identification No.)

500 Hills Drive, Suite 300

Bedminster, New Jersey 07921-1538

(Address of principal executive offices)

(908) 234-0700

(Registrant's telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	PGC	NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.07  Submission of Matters to a Vote of Security Holders.

On May 5, 2020, the Annual Meeting of Shareholders of Peapack-Gladstone Financial Corporation (the “Company”) was held.  A replay of the Annual Meeting is available at

https://edge.media-server.com/mmc/p/tfkj4uu7 and a copy of the slides presented at the Annual Meeting is included herewith.  Shareholders who may have additional questions about matters presented at the Annual Meeting may address them to Todd Poland, Corporate Secretary, at tpoland@pgbank.com.

At the Annual Meeting, the Company’s shareholders took the following actions:

Proposal #1 – Election of Directors. Voted on the election of 13 persons, named in the Proxy Statement, to serve as directors of the Company for the ensuing year constituting the entire Board of Directors.  The following is a list of directors elected at the Annual Meeting.

Name	For	Withheld
Carmen M. Bowser	14,567,130	299,388
Dr. Susan A. Cole	14,569,049	297,469
Anthony J. Consi, II	14,156,352	710,166
Richard Daingerfield	14,639,709	226,809
Edward A. Gramigna, Jr	14,593,585	272,933
Peter D. Horst	14,599,698	266,820
Steven A. Kass	14,580,962	285,556
Douglas L. Kennedy	14,638,950	227,568
F. Duffield Meyercord	14,130,424	736,094
Patrick J. Mullen	14,624,510	242,008
Philip W. Smith, III	12,428,287	2,438,231
Anthony Spinelli	14,366,950	499,568
Beth Welsh	14,640,317	226,201

There were 1,416,173 broker non-votes on the proposal.

Proposal #2 - Compensation of Executive Officers. Voted on a non-binding, advisory basis to approve the compensation of the Company’s named executive officers.

The number of shares voted “For” and “Against” this proposal, as well as the number of abstentions and broker non-votes, is as follows:

Number of Votes
For	11,790,219
Against	2,802,461
Abstentions	273,838
Broker Non-Votes	1,416,173

Proposal #3 – Increase in Shares under 2014 Employee Stock Purchase Plan. Voted to increase the number of outstanding shares of common stock authorized for issuance under the Company’s 2014 Employee Stock Purchase Plan by 200,000.

The number of shares voted “For” and “Against” this proposal, as well as the number of abstentions and broker non-votes, is as follows:

Number of Votes
For	14,570,572
Against	1,601,195
Abstentions	110,924

Proposal #4 - Ratification of the Independent Registered Public Accounting Firm.  Voted to ratify the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

The number of shares voted “For” and “Against” this proposal, as well as the number of abstentions, is as follows:

Number of Votes
For	16,184,169
Against	86,339
Abstentions	12,183

Item 7.01	Regulation FD Disclosure

The Company is furnishing the presentation materials presented at the Annual Meeting as Exhibit 99.1 to this report.  The Company is not undertaking to update this presentation. The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information herein (including Exhibit 99.1).

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	Slides used by the Company at the 2020 Annual Meeting of Shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEAPACK-GLADSTONE FINANCIAL CORPORATION

Dated: May 6, 2020	By:	/s/ Jeffrey J. Carfora
Jeffrey J. Carfora
Senior Executive Vice President and Chief Financial
Officer